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                                                                    EXHIBIT 99.3
                        NOTICE OF GUARANTEED DELIVERY

                                FOR TENDER OF
                   10% SENIOR SUBORDINATED NOTES DUE 2008
                    (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                     OF

                            METAL MANAGEMENT, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, and the related Letter of Transmittal (the "Letter of Transmittal") must be used to accept the Exchange Offer (as defined below) of Metal Management, Inc., a Delaware corporation (the "Company"), made pursuant to the
Prospectus, dated           , 1998 (as it may be amended or supplemented from
time to time, the "Prospectus"), if (i) certificates for the outstanding 10% Senior Subordinated Notes due 2008 of the Company (the "Old Notes") are not immediately available, (ii) time will not permit the Letter of Transmittal (together with the documents required by such Letter of Transmittal) to reach LaSalle National Bank (the "Exchange Agent") on or prior to 5:00 p.m. New York City time on the Expiration Date (as defined herein), or (iii) Holders cannot complete the procedure for book-entry transfer on a timely basis. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), any other required documents and tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, within four (4) New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

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     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
              , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

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                The Exchange Agent for the Exchange Offer is:


                            LASALLE NATIONAL BANK

         By Hand, Registered or Certified Mail or Overnight Courier:

                            LaSalle National Bank
                          135 South LaSalle Street
                                  Room 1825
                          Chicago, Illinois  60603
                           Attention:  Sarah Webb

                                By Facsimile:

                               (312) 904-2236
                           Attention:  Sarah Webb
                    Confirm by Telephone:  (312) 904-2444

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY
       VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT
                         CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.




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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section in the Prospectus and Instruction 2 of the Letter of Transmittal.

Name(s) of Registered Holder(s):____________________________________________
                                     (Please Print or Type)


  Principal Amount of Old Notes Tendered:*  Certificate No(s). (if available):

  $
  ----------------------------------------  ----------------------------------

  $
  ----------------------------------------  ----------------------------------

  $
  ----------------------------------------  ----------------------------------


 * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     If Old Notes will be delivered by book-entity transfer to The Depository Trust Company ("DTC"), provide the DTC account number.

DTC Account Number:__________________________________________

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

                              PLEASE SIGN HERE

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

 --------------------------------------------------  -------------------------

 --------------------------------------------------  -------------------------
 Signature(s) of Holder(s) or Authorized Signatory            Date

Area Code and Telephone Number:
                               ----------------------------------------------


     If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                               Please print name(s) and address(es)

Name(s) of Holder(s)
                    ----------------------------------------------------------
                    ----------------------------------------------------------
                    ----------------------------------------------------------
Title/Capacity:
                    ----------------------------------------------------------

Address(es):
                    ----------------------------------------------------------


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                                  GUARANTEE
                  (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility of DTC) with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, all within four (4) New York Stock Exchange trading days after the Expiration Date.


Name of Firm______________________________  __________________________________
                                                    (Authorized Signature)
Address___________________________________  Name______________________________
                                                     Please Print or Type

__________________________________________  Title_____________________________
                                 Zip Code
                                            Dated_____________________________

Telephone Number__________________________

     The institution that completes this form must communicate the guarantee to the Exchange Agent by the Expiration Date, and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC),the Letter of Transmittal (or facsimile thereof) and any other required documents to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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